Exhibit 10.4

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into as of August 4, 2025, by and among Parataxis Holdings LLC, a Delaware limited liability company (the “Company”), Parataxis Holdings Inc., a Delaware corporation (“Pubco”) and the undersigned subscriber (“Subscriber”).

WHEREAS, (a) SilverBox Corp IV, a Cayman Islands exempted company (“SPAC”), (b) Pubco, (c) PTX Merger Sub I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), (d) the Company, and (e) PTX Merger Sub II LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub”), and the other parties thereto, intend to enter into a business combination agreement (as amended, modified, supplemented or waived from time to time, the “BCA”);

WHEREAS, pursuant to and in accordance with the BCA, (a) SPAC will de-register from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation
(the “Continuation”, and following the Continuation, the term “SPAC” shall refer to SilverBox Corp IV, a Delaware corporation), (b) following the Continuation, SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving corporation (such surviving corporation, the “SPAC Surviving Entity” and such merger, the “SPAC Merger”), and with the stockholders of SPAC receiving one share of Class A common stock, par value $0.0001 per share, of Pubco (“Pubco Class A Common Stock”) for each share of common stock of SPAC, par value $0.0001 per share (“SPAC Class A Shares”), held by such shareholder in accordance with the terms of the BCA, and (c) Company Merger Sub will merge with and into Company, with Company continuing as the surviving company (the “Company Surviving Entity”), and with Members of the Company receiving shares of Class A Pubco Common Stock or Class C common stock, par value $0.0001 per share, of Pubco (“Pubco Class C Common Stock”, and together with the Pubco Class A Common Stock, “Pubco Common Stock”) in exchange for their common units of the Company (the “Company Common Units”), and for their non-voting preferred units of the Company (the “Company Preferred Units” together with the Company Common Units, the “Units”), respectively, in accordance with the terms of the BCA (the “Company Merger”, and together with the Continuation and the SPAC Merger, the “Mergers”, and together with the other transactions contemplated by the BCA, the “Transactions”), and as a result of which Mergers, SPAC Surviving Entity and the Company Surviving Entity will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the BCA and in accordance with applicable law;

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Company, on the date of the Subscription Closing (as defined below), (i) such number of Company Preferred Units in the Company as is set forth on the signature page hereto (the “Subscribed Units”), each having the rights, privileges and preferences set out in that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of August 4, 2025 (as may be further amended, modified, or supplemented from time to time, including pursuant to any joinder agreements executed in accordance therewith, the “LLC Agreement”) at a purchase price of $10.00 per Unit (the “Per Unit Price”) and/or (ii)  pre-funded warrants to purchase Company Preferred Units, substantially in the form attached hereto as Annex A (the “Pre-Funded Warrants” and, together with the Subscribed Units, the “Securities”), in the number set forth on the signature page hereto and at a purchase price equal to the Per Unit Price less $0.001 per Pre-Funded Warrant, with an exercise price equal to $0.001 per Company Preferred Unit (the “Warrant Purchase Price” and in the aggregate together with the aggregate of the Per Unit Price for all Subscribed Units, the “Purchase Price”), and the Company desires to issue to Subscriber the Securities in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company simultaneously with such purchase;

WHEREAS, on or about the date of this Subscription Agreement, the Company is entering into subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Subscribers” and, together with Subscriber, the “Subscribers”), pursuant to which the Other Subscribers have agreed to purchase Company Preferred Units on the date thereof at the Per Unit Price (the Units of the Other Subscribers, the “Other Subscribed Units”); and

WHEREAS, upon the consummation of the Transactions, each Subscribed Unit and Prefunded Warrant of the Company shall be converted automatically into such number of shares of Pubco Common Stock or warrants to purchase shares of Pubco Common Stock as calculated in accordance with Section 2.8(a) and (b) of the BCA.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1.               Subscription. Subject to the terms and conditions hereof, Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to Subscriber, upon payment of the Purchase Price by or on behalf of Subscriber to the Company, the Securities free and clear of all liens, claims, or other encumbrances other than restrictions under applicable securities laws and the LLC Agreement (such subscription and issuance, the “Subscription”).

Section 2.               Subscription Closing.

(a)            The execution of this Subscription Agreement and the consummation of the Subscription contemplated hereby (the “Subscription Closing”) shall occur as set forth below.

(b)            On or prior to the date hereof, Subscriber shall deliver to the Company:

 (i)            an amount equal to the total Purchase Price, in such amount as indicated in Subscriber’s signature page to this Subscription Agreement (the “Transferred Funds”) by wire transfer of immediately available funds in U.S. dollars to an escrow account pursuant to an escrow agreement (the “Escrow Agreement”) with Continental Stock Transfer & Trust Company, a Delaware corporation (“Escrow Agent”) specified on Annex B hereto (the “Escrow Account”), for the purpose of transferring such Transferred Funds to Galaxy Digital (“Galaxy”) to purchase Bitcoin;

 (ii)           a duly executed joinder agreement to the LLC Agreement in the form attached hereto as Annex C, pursuant to which Subscriber shall accept all the rights, duties, and obligations set forth in the LLC Agreement and become a Preferred Member (as defined in the LLC Agreement) of the Company;

(iii)           a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8; and

 (iv)         such information as is reasonably requested by the Company in order for the Company to admit Subscriber as Preferred Member and to issue the Securities to Subscriber.

(c)            The Transferred Funds shall be released from the Escrow Account to Galaxy to purchase Bitcoin within one (1) Business Day of the signing of the BCA, provided that (unless consented to by the Subscriber) the signed BCA does not contain any provisions adverse to the economic interests of the Subscriber in any material respect, as compared to the draft previously shared with the Subscriber and attached hereto as Annex E (an “Adverse Change”). If the BCA is not signed within five (5) Business Days of the date hereof, the Transferred Funds shall be promptly returned to the Subscriber by the Escrow Agent. If the BCA is not signed with ten (10) Business Days of the date hereof or the BCA contains an Adverse Change, the Subscriber shall have the right to terminate this Subscription Agreement.

(d)            On the date of the Subscription Closing, subject to Subscriber’s fulfillment of its obligations under Section 2(b) above, the Company shall update the Company’s books and records to reflect (x) the admission of Subscriber as a Preferred Member holding the Subscribed Units equal to the number of Subscribed Units indicated on Subscriber’s signature page to this Subscription Agreement and (y) a Capital Contribution (as defined in the LLC Agreement) by Subscriber in the amount of the Purchase Price. To the extent that they are certificated, the Securities shall contain a legend in substantially the following form:

THE OFFER AND SALE OF THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(e)            On or prior to the date hereof, the Company shall enter into (i) the Escrow Agreement and (ii) agreements with Anchorage or one of its affiliates, providing for the custody and purchase of digital assets (the “Custody Agreement”). Within five (5) Business Days of the Subscription Closing, the Company will cause Escrow Agent to transfer all of the Transferred Funds from the Escrow Account to Galaxy (the “Bitcoin Funds”). Promptly upon receipt of the Bitcoin Funds (but no later than ten (10) Business Days after receipt by Galaxy of the Bitcoin Funds), the Company shall cause Galaxy to use the Bitcoin Funds to purchase Bitcoin on behalf of the Company (the “Purchased Bitcoin”) at the then-prevailing spot market price of Bitcoin at the time of execution of the trades. The Purchased Bitcoin shall be transferred and held in a custody account at Anchorage in the name of the Company, for which Anchorage serves as the custodian (the “Custody Account”). The Company shall cause Anchorage to provide prompt written confirmation to the Company upon completion of a Bitcoin purchase, including details of the amount of the Purchased Bitcoin, the execution price(s), and any fees incurred.

(f)            Until the closing of the Transactions, the Company and Pubco covenant that all of the Bitcoin Funds delivered to Galaxy shall be used exclusively to purchase Bitcoin on behalf of the Company. Additionally, until the closing of the Transactions, the Company and Pubco covenant that the Purchased Bitcoin shall (i) not be pledged, hypothecated, or otherwise used as collateral to secure any indebtedness or obligation, and (ii) remain free and clear of all liens, charges, and encumbrances.

(g)            The Purchased Bitcoin may not be released from the Custody Account until (i) the earlier of either (A) the closing of the Transactions or (B) termination of the BCA in accordance with its terms and (ii) an Authorized Person (as defined in the Custody Agreement) authorizes the release of the Purchased Bitcoin through Anchorage.

(h)            If consummation of the Transactions occurs, then on the closing date of the Transactions, the Purchased Bitcoin will be released from the Custody Account and transferred to a digital asset wallet account in accordance with the procedures set forth in the Custody Agreement.

(i)             In the event that the consummation of the Transactions does not occur prior to the Outside Date (as defined in the BCA), unless otherwise agreed to in writing by the Company, Pubco and Subscriber, Subscriber shall be entitled, by providing written notice thereof to the Company and Pubco, to receive the portion of the Purchased Bitcoin purchased with the Subscriber’s Transferred Funds (the “Subscriber Bitcoin Portion”), and the Company shall cause Anchorage to promptly return the Purchased Bitcoin to Subscriber (net of amounts withheld to pay selling expenses and a pro rata portion of other administrative costs and fees incurred in connection with the Purchased Bitcoin, including costs and fees related to the Custody Agreement and the Escrow Agreement) by transfer to a digital asset wallet account specified by Subscriber, and the Securities shall be deemed cancelled. Subscriber may instead instruct the Company to instruct Anchorage to sell the Subscriber Bitcoin Portion and to wire the resulting cash proceeds to Escrow Agent, which will subsequently wire to Subscriber such cash proceeds (the “Cash Election”).

Section 3.               Company Representations and Warranties. The Company represents and warrants to Subscriber and the Placement Agent as of the date hereof, that:

(a)            The Company (i) is validly existing and in good standing under the Delaware Limited Liability Company Act, (ii) has the requisite limited liability company power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification.

(b)            The issuance and sale of the Securities and the transactions contemplated under the Subscription Agreement, the Pre-Funded Warrants, the Other Subscription Agreements, and the LLC Agreement have been duly authorized by the Company. The issuance and sale of the Subscribed Units, when issued and delivered to Subscriber pursuant to this Subscription Agreement and the LLC Agreement (subject to the receipt of the Purchase Price in accordance with the terms of this Subscription Agreement), will be validly issued, fully paid and free and clear of all liens or other restrictions (other than those arising under this Subscription Agreement, the BCA, the Company Organizational Documents (as defined below) or applicable securities laws), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Company Organizational Documents (as in effect at such time of issuance) or under the Delaware Limited Liability Company Act.

(c)            The Subscription Agreement has been duly authorized, validly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by the applicable counterparties, the Subscription Agreement shall constitute the valid and legally binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies (collectively, the “Enforceability Exceptions”).

(d)            Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the execution, delivery of and performance of the Subscription Agreement and the LLC Agreement, the issuance of the Securities hereunder, the compliance by the Company with all of the provisions of the Subscription Agreement applicable to the Company and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) conflict with or violate any provision of, or result in the breach of, the Company’s organizational documents, including the LLC Agreement (“Company Organizational Documents”), or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court governmental authority with competent jurisdiction over the Company or any of its properties.

(e)            Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or governmental authority with competent jurisdiction, self-regulatory organization, including any stock exchange (“Stock Exchange”) or other person in connection with the execution, delivery and performance of the Subscription Agreement, other than (i) filings required by applicable state securities laws, (ii) filings required by the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of United States Securities and Exchange Commission (the “Commission”), and (iii) filings required to consummate the Transactions as provided in the BCA.

(f)            There is no material (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator with competent jurisdiction pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator with competent jurisdiction outstanding against the Company.

(g)            Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Securities and the exchange of the Securities for Pubco Common Stock or warrants to Subscriber.

(h)            Neither the Company nor any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities. The Securities are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. Neither the Company nor any person acting on its behalf has, directly or indirectly, at any time within the past thirty (30) calendar days, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or the Other Subscribed Units as contemplated by the Other Subscription Agreements or (ii) cause the offering of the Securities pursuant to this Subscription Agreement or the Other Subscribed Units pursuant to the Other Subscription Agreements to be integrated with prior offerings by the Company or Pubco for purposes of the Securities Act or any applicable equityholder approval provisions. Neither the Company nor any person acting on its behalf (other than the Placement Agent (as defined below) and those persons acting on behalf of the Placement Agent) has offered or sold any securities, or has taken any other action, which would reasonably be expected to subject the offer, issuance or sale of the Securities or the Other Subscribed Units, as contemplated hereby, to the registration provisions of the Securities Act.

(i)             No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) of the Securities Act is applicable.

(j)             Other than compensation to be paid to Clear Street LLC as placement agent to Pubco (the “Placement Agent”) in an amount equal to 4% of the proceeds from the sale of Units, which becomes payable at the closing of the Transactions, no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Securities to Subscriber.

(k)            Schedule 3(k) sets forth all of the issued and outstanding membership interests of the Company, each as represented by a percentage interest of the Company, as of the date hereof and prior to giving effect to the Transactions and the financings related thereto, including this Subscription Agreement and the Other Subscription Agreements. All issued and outstanding Units have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive or similar rights except for restrictions on transfer provided for herein, in the LLC Agreement, in the BCA, or under the Securities Act or other applicable securities laws. Upon such issuance of the Subscribed Units in accordance with the terms of this Subscription Agreement, Subscriber shall have the rights and obligations of a Member under the LLC Agreement. Except as set forth on Schedule 3(k), the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Units or other membership interests in the Company, other than as contemplated by the LLC Agreement, the BCA or as described in the forms, reports, schedules, statements, registration statements, prospectuses, and other documents filed or furnished as of the date hereof by SPAC with the Commission under the Securities Act and/or the Exchange Act. Other than the LLC Agreement, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered, and not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of the Securities.

(l)             The Company is not, and immediately after receipt of payment for the Securities and Other Subscribed Units and consummation of the Transactions and the transactions contemplated in the Subscription Agreement, will not be, an “investment company” within the meaning of the Investment Company Act.

(m)           None of the Company or any of its controlled affiliates (i) is a person of a country of concern, as such term is defined in 31 C.F.R. § 850.221 (a “Covered Person”), (ii) directly or indirectly hold a board seat on, a voting or equity interest in, or any contractual power to direct or cause the direction of the management or policies of, any Covered Person, or (iii) is engaged, or has plans to engage, directly or indirectly, in a “covered activity,” as such term is defined in 31 C.F.R. § 850.208.

(n)            None of the Company or any of its directors, officers, employees, or, to the knowledge of the Company, agents, affiliates or representatives, is or has been in the past five (5) years the subject of any investigation, inquiry, or enforcement action by any governmental or regulatory authority regarding any violation or alleged violation of any applicable anti-money laundering laws, anti-corruption laws (including the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), economic sanctions laws or regulations (including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), or anti-terrorism financing laws.

(o)            The Company has not entered into any subscription agreement, side letter or other agreement with any Other Subscriber in connection with such Other Subscription Agreements to purchase Securities thereunder on terms more favorable to Subscriber or other investor than as set forth in this Agreement, other than terms particular to compliance with any law, regulation or policy specifically applicable to such Other Subscriber or its affiliates or related funds or in connection with the taxable status of such other Subscriber or its affiliates or related funds or other terms that are immaterial to the Subscriber. Additionally, from the date that the BCA is signed until the closing of the Transactions, the Company will not enter into any subscription agreement, side letter or other agreement to issue securities (an “Other Financing Agreement”) on terms more favorable to the investor party thereto (the “Other Investor”) than as set forth in this Agreement, other than terms particular to compliance with any law, regulation or policy specifically applicable to such Other Investor or its affiliates or related funds or in connection with the taxable status of such Other Investor or its affiliates or related funds or other terms that are immaterial to the Subscriber. For the avoidance of doubt, the foregoing shall exclude any commercial arrangements entered into by the Company with Other Subscribers that have executed Other Subscription Agreements or Other Investors that enter into Other Financing Agreements and that the Company has determined are strategic investors.

Section 4.               Pubco Representations and Warranties. Pubco represents and warrants to the Company and the Placement Agent, as of the date hereof, that:

(a)            Pubco (i) is validly existing and in good standing under the Delaware General Corporation Law, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations (including the registration obligations set forth in Section 6 below) under the Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification.

(b)            The Subscription Agreement has been duly authorized, validly executed and delivered by Pubco and assuming the due authorization, execution and delivery of the same by applicable counterparties, the Subscription Agreement shall constitute the valid and legally binding obligation of Pubco, enforceable against Pubco in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(c)            Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the execution, delivery and performance of the Subscription Agreement, the issuance of the Securities hereunder, the compliance by Pubco with all of the provisions of the Subscription Agreement applicable to Pubco and the consummation of the transactions contemplated herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Pubco pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Pubco is a party or by which Pubco is bound or to which any of the property or assets of Pubco is subject, (ii) conflict with or violate any provision of, or result in the breach of, Pubco’s organizational documents, or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court governmental authority with competent jurisdiction over Pubco or any of its properties.

(d)            Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, Pubco is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or governmental authority with competent jurisdiction, self-regulatory organization, including any stock exchange or other person in connection with the execution, delivery and performance of the Subscription Agreement, other than (i) filings required by applicable state securities laws, (ii) filings required by the Securities Act, the Exchange Act, and the rules of the Commission, and (iii) filings required to consummate the Transactions as provided in the BCA.

Section 5.               Subscriber Representations and Warranties. Subscriber represents, warrants and covenants to the Company, Pubco and the Placement Agent that:

(a)            If Subscriber is a legal entity, Subscriber (i) has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and (ii) has the requisite power and authority to enter into, and perform its obligations under, this Subscription Agreement and the LLC Agreement. If Subscriber is an individual, Subscriber has the legal competence and capacity to enter into and perform its obligations under this Subscription Agreement and the LLC Agreement.

(b)            If Subscriber is a legal entity, this Subscription Agreement and the LLC Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, Subscriber’s signature is genuine and the signatory has the legal competence and capacity to execute this Subscription Agreement and the LLC Agreement. Assuming the due authorization, execution and delivery of the same by the Company and Pubco, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, subject to the Enforceability Exceptions.

(c)            The execution, delivery and performance of this Subscription Agreement and the LLC Agreement, the purchase of the Securities hereunder, the compliance by Subscriber with all of the provisions of this Subscription Agreement and the LLC Agreement applicable to such Subscriber and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) if Subscriber is a legal entity, the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that, individually or in the aggregate, would reasonably be expected to materially impair or materially delay Subscriber’s performance of its obligations under this Subscription Agreement, including the purchase of the Securities.

(d)            Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act) satisfying the applicable requirements set forth on Annex D hereto, or a newly formed entity in which all of the equity owners are accredited investors and is an institutional account as defined in FINRA Rule 4512(c), (ii) is an “institutional investor” (as defined in FINRA Rule 2111), (iii) if located or resident in a member state of the European Economic Area, is a “qualified investor” within the meaning of Article 2 of Regulation (EU) 2017/1129 (as amended, the “EU Prospectus Regulation”), (iv) if located or resident in the United Kingdom, is a “qualified investor” within the meaning of Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”) who is also (x) an investment professional falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”); (y) a high net worth entity falling within Article 49(2)(a) to (d) of the Order; or (z) a person to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended, the “FSMA”)) in connection with the issue or sale of the Securities may be lawfully communicated or caused to be communicated, (v) is acquiring the Securities only for its own account and not for the account of others, or if Subscriber is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and Subscriber has sole investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (vi) is not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws (and has provided the Company, Pubco and the Placement Agent with the requested information on Annex D following the signature page hereto).

(e)            Subscriber acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act and that neither the Company nor Pubco is required to register the Securities except as set forth in Section 6. Subscriber acknowledges and agrees that the Securities may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company, Pubco or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of clauses (i)-(ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Securities shall contain a restrictive legend to such effect. Subscriber acknowledges and agrees that the Securities will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. Subscriber acknowledges and agrees that, unless the Securities are earlier registered on a Registration Statement (as defined below) or exchanged for Pubco Common Stock or warrants pursuant to the registration statement on Form S-4 with respect to the Transactions and the proxy statement/prospectus included therein (the “Form S-4”), the Securities (or the Pubco Common Stock or warrants issued in exchange for such Securities) will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least (x) if the issuer is the Company, one year from the date hereof; or (y) if the issuer is Pubco, one year from the date Pubco is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, among other requirements. Subscriber acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Securities (or the Pubco Common Stock or warrants issued in exchange for such Securities).

(f)             Subscriber understands and agrees that Subscriber is purchasing the Securities directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by the Company, Pubco, the Placement Agent or any of their respective affiliates or any of such person’s or its or their respective affiliates’ control persons, officers, directors, partners, members, managing members, managers, agents, employees or other representatives, legal counsel, financial advisors, accountants or agents (collectively, “Representatives”), any other party to the Transactions or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company or Pubco set forth in this Subscription Agreement and the LLC Agreement, and Subscriber is not relying on any other purported representations, warranties, covenants, agreements or statements (including by omission), which are hereby disclaimed by Subscriber.

(g)            In making its decision to purchase the Securities, Subscriber has relied solely upon an independent investigation made by Subscriber of the Company’s and Pubco’s respective representations in this Subscription Agreement and the LLC Agreement. Subscriber acknowledges and agrees that Subscriber has had access to, has received, and has had an adequate opportunity to review, such information as Subscriber deems necessary in order to make an investment decision with respect to the Securities, including with respect to the Company, Pubco and the Transactions, and Subscriber has made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to Subscriber’s investment in the Securities.

(h)            Subscriber acknowledges and agrees that none of the Company, Pubco, the Placement Agent nor their respective affiliates or any of such person’s or its or their respective affiliates’ Representatives has provided Subscriber with any advice with respect to the Securities. Other than as set forth herein, none of the Company, Pubco, the Placement Agent or any of their respective affiliates or Representatives has made or makes any representation or warranty, whether express or implied, of any kind or character as to the Company, Pubco or the quality or value of the Securities.

(i)             Subscriber became aware of this offering of the Securities solely by means of direct contact between Subscriber, on the one hand, and the Company (and its Representatives, including the Placement Agent), on the other, and the Securities were offered to Subscriber solely by direct contact between Subscriber, on the one hand, and the Company (and its Representatives, including the Placement Agent), on the other, or their respective affiliates. Subscriber did not become aware of this offering of the Securities, nor were the Securities offered to Subscriber, by any other means, and none of the Company or Pubco or their respective Representatives (including the Placement Agent) acted as investment advisor, broker or dealer to Subscriber. Subscriber acknowledges that the Securities (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(j)             Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the LLC Agreement. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c) and an institutional “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) is a sophisticated institutional investor, experienced in investing in business transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Securities.

(k)            Subscriber has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in Pubco. Subscriber acknowledges specifically that a possibility of total loss exists.

(l)             Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

(m)           Neither Subscriber nor any of its affiliates, officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function is (i) a person (including individual or entity) that is the target or the subject of economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by relevant governmental authorities with competent jurisdiction, including, but not limited to those administered by the U.S. government through OFAC and the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, or the United Kingdom (including His Majesty’s Treasury of the United Kingdom (collectively, “Sanctions”)), (ii) a person or entity listed on the List of Specially Designated Nationals and Blocked Persons administered by OFAC, or in any Executive Order issued by the President of the United States and administered by OFAC, or any other any Sanctions-related list of sanctioned persons maintained by OFAC, the Department of Commerce or the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, or the United Kingdom (collectively, “Sanctions Lists”), (iii) organized, incorporated, established, located, resident or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, or the so-called Luhansk People’s Republic regions of Ukraine, as well as the non-controlled regions of the oblasts of Zaporizhzhia and Kherson or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, or the United Kingdom; (iv) directly or indirectly owned or controlled (as ownership and control are defined and interpreted under applicable sanctions), or acting on behalf or at the direction of, any such person or persons described in any of the foregoing clauses (i) through (iv), except in each case as permitted under Sanctions laws; or (v) a non-U.S. institution that accepts currency for deposit and that has no physical presence in the jurisdiction in which it is incorporated or in which it is operating, as the case may be, and is unaffiliated with a regulated financial group that is subject to consolidated supervision (a “non-U.S. shell bank”) or providing banking services indirectly to a non-U.S. shell bank (collectively, (i) through (v), a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided that Subscriber is permitted to do so under applicable law. Subscriber represents that (x) if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures to ensure compliance with its obligations under the BSA/PATRIOT Act, and (y) to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with the anti-corruption and anti-money laundering-related laws administered and enforced by other governmental authorities with competent jurisdiction. Subscriber also represents that it maintains policies and procedures reasonably designed to ensure compliance with Sanctions. Subscriber further represents and warrants that, to its knowledge, (A) none of the funds held by Subscriber and used to purchase the Securities are be derived from transactions directly or indirectly with or for the benefit of any Prohibited Investor, (B) such funds are from legitimate sources and do not constitute the proceeds of criminal conduct or criminal property, (C) such funds do not originate from and have not been routed through an account maintained at a non-U.S. shell bank; and (D) it maintains policies and procedures reasonably designed to ensure the funds held by Subscriber and used to purchase the Securities were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor or from or through a non-U.S. shell bank.

(n)            No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Securities hereunder, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the date hereof as a result of the purchase and sale of Securities hereunder.

(o)            If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) it has not relied on the Company, Pubco, the Placement Agent or any of their respective affiliates (the “Transaction Parties”) for investment advice or as the Plan’s fiduciary with respect to its decision to acquire and hold the Securities, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Securities and (ii) the acquisition and holding of the Securities will not result in a non-exempt prohibited transaction under ERISA or section 4975 of the Code.

(p)            Subscriber has access to sufficient funds to pay the Purchase Price pursuant to Section 2.

(q)            Subscriber agrees that none of (i) any Other Subscriber pursuant to an Other Subscription Agreement or any other agreement related to the private placement of Units (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) nor (ii) the Placement Agent shall be liable (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such person or entity), whether in contract, tort or otherwise, or have any liability or obligation to Subscriber or any Other Subscriber, or any person claiming through Subscriber or any Other Subscriber, pursuant to this Subscription Agreement or related to the private placement of the Securities, the negotiation hereof or the subject matter hereof, or the transactions contemplated hereby, for any action heretofore or hereafter taken or omitted to be taken by any of the foregoing in connection with the purchase of the Securities.

(r)             No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by Subscriber solely in connection with the sale of the Securities to Subscriber.

(s)            Subscriber is not currently (and at all times through the closing of the Transactions will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of Pubco (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(t)             Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company and Pubco; provided that each of the Company and Pubco agree that the Company and Pubco, and each of their respective officers, directors, employees or agents shall use their best efforts not to provide the Subscriber with any material, non-public information regarding the Company or Pubco or any of their respective subsidiaries, as applicable, from and after the date of this Subscription Agreement without the express prior written consent of the Subscriber (which may be granted or withheld in such Subscriber’s sole discretion).

(u)            Subscriber has not relied on any statements or other information provided by the Placement Agent concerning the Company, Pubco or the Securities or the offer and sale of the Securities. No disclosure or offering document has been prepared by the Placement Agent in connection with the offer and sale of the Securities. The Placement Agent and each of its members, directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, Pubco or the Securities or the accuracy, completeness or adequacy of any information supplied to Subscriber by or on behalf of the Company and Pubco. In connection with the issue and purchase of the Securities the Placement Agent has not made any recommendations regarding an investment in the Company, Pubco, the Securities or Pubco Common Stock or warrants or acted as Subscriber’s financial advisor or fiduciary.

(v)            Subscriber covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it, has executed any purchases or sales of any of securities of SPAC during the period that commenced at the time that Subscriber first learned of the transactions contemplated hereunder and ending at such time that the transactions contemplated by this Subscription Agreement are first publicly announced pursuant to the initial press release as described in Section 7(t). Subscriber covenants that until the earlier of such time as (i) the transactions contemplated by this Subscription Agreement are publicly disclosed by SPAC pursuant to the initial press release as described in Section 7(t) or (ii) such transactions are otherwise made generally available to the public other than as a result of breach of this Subscription Agreement by Subscriber (the “Release Date”), Subscriber will maintain the confidentiality of the existence and terms of the Subscription and the Transactions and the transactions contemplated hereby. Notwithstanding the foregoing and notwithstanding anything contained in this Subscription Agreement to the contrary, Pubco expressly acknowledges and agrees that Subscriber shall have no duty of confidentiality as set forth in this Section 5(v) to the Company after the Release Date. Notwithstanding the foregoing, in the case that Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Subscription Agreement.

(w)           Subscriber acknowledges and understands that Bitcoin is a volatile asset and the value of the Purchased Bitcoin that may be returned to Subscriber hereunder may be less than the value of the Purchase Price initially transferred to the Escrow Account.

Section 6.               Registration Matters.

(a)            Pubco agrees to use commercially reasonable efforts to register on the Form S-4, the Pubco Common Stock or warrants into which the Subscribed Units will be converted upon consummation of the Company Merger (such securities, the “Registrable Securities”). Pubco’s obligations to include the Registrable Securities in the Form S-4 are contingent upon Subscriber promptly furnishing any information reasonably requested by the Company or Pubco for purposes of making applicable disclosures in the Form S-4. For purposes of this Section 6, (i) “Registrable Securities” shall mean, as of any date of determination, the Registrable Securities and any other equity security issued or issuable with respect to the Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Subscriber” shall include any person to which the rights under this Section 6 shall have been duly assigned.

(b)            To the extent that any Registrable Securities are unable to be included on the Form S-4, then, subject to Section 6(c), the Company agrees that, as soon as practicable but in no event later than forty-five (45) calendar days following the consummation of the Transactions, Pubco shall file with the Commission (at Pubco’s sole cost and expense) a registration statement registering the resale of such Registrable Securities (such registration statement, the “Registration Statement”), and Pubco shall have the Registration Statement declared effective as soon as practicable after the filing thereof, but in any event no later than ninety (90) calendar days after the closing of the Transactions (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended by thirty (30) calendar days if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further that the Company shall cause Pubco to request the Registration Statement declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Pubco will provide a draft of the Registration Statement to Subscriber at least five (5) Business Days in advance of the date of filing the Registration Statement with the Commission. Unless otherwise agreed to in writing by Subscriber prior to the filing of the Registration Statement, Subscriber shall not be identified as a statutory underwriter in the Registration Statement unless the Commission requests that Subscriber be identified as a statutory underwriter; provided, that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to Pubco. Notwithstanding the foregoing, if the Commission or its regulations prevent Pubco from including any or all of the Registrable Securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, Pubco shall amend the Registration Statement or file one or more new Registration Statement(s) (with such amendment or new Registration Statement also being deemed to be a “Registration Statement” hereunder) to register such additional Registrable Securities and use commercially reasonable efforts to cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than fifteen (15) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided, that the Additional Effectiveness Deadline shall be extended to sixty (60) calendar days after the filing of such Registration Statement, including any new Registration Statement or amended Registration Statement, if such Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that Pubco shall request that such Registration Statement be declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Any failure by Pubco to file a Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve Pubco of its obligations to file or effect a Registration Statement as set forth in this Section 6.

(c)            Pubco agrees that, except for such times as Pubco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement as provided in Section 6(c), Pubco will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earliest to occur of (i) the date on which Subscriber ceases to hold any Registrable Securities issued pursuant to this Subscription Agreement and (ii) the first date on which Subscriber can sell all of its Registrable Securities issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for Pubco to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (the period from the effectiveness date of the Registration Statement to the earliest of clauses (i) and (ii), the “Effectiveness Period”). During the Effectiveness Period, Pubco (i) will use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable; (ii) file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell Registrable Securities pursuant to the Registration Statement; and (iii) qualify the Registrable Securities for listing on a Stock Exchange and update or amend the Registration Statement as necessary to include Registrable Securities. Pubco will use its commercially reasonable efforts to (A) for so long as Subscriber holds Registrable Securities, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements to enable Subscriber to resell the Registrable Securities pursuant to Rule 144, (B) at the reasonable request of Subscriber, deliver all the necessary documentation to cause Pubco’s transfer agent to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of the Registrable Securities, and (C) cause its legal counsel to deliver to the transfer agent the necessary legal opinions required by the transfer agent, if any, in connection with the instruction under clause (B) upon the receipt of Subscriber representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) such counsel. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to Pubco (or its successor) as may be reasonably required to enable Pubco to make the determination described above.

(d)            Pubco’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to Pubco a completed selling stockholder questionnaire in customary form that contains such information regarding Subscriber, the securities of Pubco held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by Pubco to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling stockholder in similar situations, including providing that Pubco shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement (i) as permitted hereunder and (ii) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement; provided, that Pubco shall request such information from Subscriber, including the selling stockholder questionnaire, at least five (5) Business Days prior to the anticipated date of filing the Registration Statement with the Commission. In the case of the registration effected by Pubco pursuant to this Subscription Agreement, Pubco shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities. Notwithstanding anything to the contrary contained herein, Pubco may from time to time require Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if (A) it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, including as a result of any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information, (B) such filing or use would materially affect a bona fide business or financing transaction of Pubco or would require premature disclosure of information that would materially adversely affect Pubco, (C) in the good faith judgment of the majority of the members of Pubco’s board of directors, such filing or effectiveness or use of such Registration Statement would be seriously detrimental to Pubco, (D) the majority of the board determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with any publicly available written guidance, comments, requirements or requests of the SEC staff under the Securities Act, or (E) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement (each such circumstance, a “Suspension Event”); provided, that, (x) Pubco shall not so delay filing or so suspend the use of the Registration Statement for a period of more than forty-five (45) consecutive days or more than ninety (90) total calendar days in any consecutive three hundred sixty (360) day period, or more than two (2) times in any consecutive three hundred sixty (360) day period and (y) Pubco shall use commercially reasonable efforts to make such registration statement available for the sale by Subscriber of such securities as soon as practicable thereafter.

(e)            Upon receipt of any written notice from Pubco of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than one (1) Business Days from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than one (1) Business Days from the date of such Suspension Event, or (iii) if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by Pubco, Subscriber will deliver to Pubco or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (w) to the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

(f)             Pubco shall indemnify, defend and hold harmless Subscriber, (to the extent Subscriber is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents and employees of Subscriber each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all out-of-pocket and reasonably documented losses, claims, damages, liabilities, costs (including reasonable and documented external attorneys’ fees) and expenses (collectively, “Losses”) arising out of or caused by or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are (1) based upon information regarding Subscriber furnished in writing to Pubco by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or (2) result from or in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 6(d). Notwithstanding the foregoing, Pubco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Pubco (which consent shall not be unreasonably withheld or delayed). Pubco shall provide Subscriber with an update on any threatened or asserted proceedings arising from or in connection with the transactions contemplated by this Section 6 of which Pubco receives notice whether oral or in writing.

(g)            To the extent Subscriber is a seller under the Registration Statement, Subscriber shall, indemnify, defend and hold harmless Pubco and its directors, officers, members, managers, partners, agents and employees, each person who controls or Pubco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to Pubco by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the United States dollars amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligation shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

(h)           Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(i)             The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Registrable Securities pursuant to this Subscription Agreement.

(j)             If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Subscriber shall be limited to the net proceeds received by Subscriber from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), or on behalf of such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6(j) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

(k)            At any time and from time to time in connection with a bona-fide sale of Registrable Securities effected in compliance with the requirements of Rule 144 under the Securities Act or through any broker-dealer sale transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement, Pubco shall use its commercially reasonable efforts, subject to the receipt of customary documentation required from the holder of the applicable Registrable Securities and broker in connection therewith and compliance with applicable laws, (i) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold and (ii) in connection with any sale made pursuant to Rule 144, cause its legal counsel to deliver reasonably requested legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i). Subscriber may request that Pubco remove any legend from the book entry position evidencing its Registrable Securities following the earliest of such time as such Registrable Securities (i) (x) are registered for resale pursuant to an effective registration statement (including the Form S-4 or the Registration Statement), provided that the Registrable Securities are eligible for resale under Rule 144 to or (y) have been or are about to be sold or transferred pursuant to an effective registration statement (including the Registration Statement), or (ii) have been sold pursuant to Rule 144. Pubco shall be responsible for the fees of its transfer agent, its legal counsel (including for purposes of giving the opinion referenced herein) and all DTC fees associated with such issuance and Subscriber shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

(l)             With a view to making available to Subscriber the benefits of Rule 144 that permit Subscriber to sell securities of Pubco to the public without registration, Pubco agrees, for so long as Subscriber holds Registrable Securities, to:

 (i)           use commercially reasonable efforts to make and keep current public information available, as those terms are understood and defined in Rule 144; and

 (ii)          use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements and the filing of such reports and other documents as may be required pursuant to the applicable provisions of Rule 144.

(m)           Upon request, Pubco shall provide Subscriber with contact information for the person responsible for Pubco’s account at the transfer agent to facilitate transfers made pursuant to this Section 6 and provide reasonable assistance to facilitate transfers. Pubco shall be responsible for the fees of its transfer agent and its legal counsel (including for purposes of giving the opinion referenced herein) associated with such issuance and Subscriber shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

Section 7.               Miscellaneous.

(a)            Notwithstanding any other provision of this Subscription Agreement, the Company, Pubco and any of their Representatives, as applicable, shall be entitled to deduct and withhold from the Registrable Securities and any other amount payable pursuant to this Subscription Agreement and the transactions contemplated hereunder, any such taxes as may be required to be deducted and withheld from such amounts (and any other amounts treated as paid for applicable tax law) under the Code, or any other applicable tax law (as determined in good faith by the party so deducting or withholding in its sole discretion). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Subscription Agreement as having been paid to the person in respect of which such deduction and withholding was made.

(b)           All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 7(b). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 7(b).

(c)            Each party hereto acknowledges that the other party hereto, the Placement Agent and the SPAC will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement; provided, however, that the foregoing clause of this Section 7(c) shall not give any other person or entity any rights other than those expressly set forth herein. The Company and Subscriber also acknowledge and agree that the SPAC is an intended third-party beneficiary of this Subscription Agreement, and as such shall have the right to enforce the provisions of this Subscription Agreement against Subscriber as if it were a party hereto. The Parties further agree that the SPAC shall have all rights and remedies available at law or in equity with respect to any breach of this Subscription Agreement that affects its rights as a third-party beneficiary.

(d)            Each of the Company, Pubco and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party as required by applicable law in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(e)            Other than as contemplated by this Agreement, the LLC Agreement and the BCA, each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(f)            Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Securities acquired hereunder, the Pubco Common Stock or warrants acquired upon exchange of the Securities and the rights set forth in Section 6) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights or obligations that may accrue to the Company or Pubco hereunder may be transferred or assigned by the Company or Pubco without the prior written consent of Subscriber, other than in connection with the Transactions. Notwithstanding the foregoing, Subscriber may assign all or a portion of its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) upon written notice to the Company and Pubco or, with the Company’s and Pubco’s prior written consent, to another person; provided, that in the case of any such assignment, the assignee(s) shall become a Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment and provided further that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company and Pubco have given their prior written consent to such relief. Any purported assignment or transfer in violation of this Section 7(f) shall be null and void. In the event of such a transfer or assignment, Subscriber shall complete the form of assignment attached as Annex F hereto.

(g)            All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Subscription Closing.

(h)            The Company and Pubco may request from Subscriber such additional information as the Company or Pubco may reasonably determine to be necessary to evaluate the eligibility of Subscriber to acquire the Securities and to register the Registrable Securities for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Company and Pubco agree to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of a Stock Exchange. Subscriber acknowledges that the Company and Pubco may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of SPAC or Pubco, an annex to a proxy statement of the Company or Pubco or as an exhibit to a registration statement of Pubco.

(i)             This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto; provided that no provision of this Agreement that references the Placement Agent may be amended, modified, terminated or waived in any manner that is adverse to the Placement Agent without the written consent of the Placement Agent.

(j)             This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(k)            Except with respect to the Placement Agent (who is a third-party beneficiary of the representations, warranties and covenants that reference the Placement Agent set forth herein), with respect to the SPAC (as set forth in Section 7(c) above), or as otherwise provided herein, this Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and, except with respect to the Placement Agent or as otherwise as provided herein, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(l)             The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Company and Pubco shall be entitled to specifically enforce Subscriber’s obligations to fund the Subscription and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 7(l) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(m)           If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(n)            No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(o)            This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(p)            This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(q)            EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(r)            The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the courts of the State of Delaware or the courts of the United States located in the State of Delaware (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 7(b) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(s)            This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto; except with respect to the provisions of this Agreement for which the Placement Agent is an express third party beneficiary.

(t)             By 9:00 a.m., New York City time, (i) on the first (1st) Business Day immediately following the date of this Subscription Agreement, the Company shall issue a press release disclosing the transactions contemplated hereby and (ii) on the fourth (4th) Business Day immediately following the date of this Subscription Agreement, SPAC shall file with the Commission a Current Report on Form 8-K disclosing all material terms of this Subscription Agreement, the Pre-Funded Warrants, the Other Subscription Agreements and the transactions contemplated hereby and thereby, and the Transactions, and including as exhibits thereto, the form of this Subscription Agreement and the Other Subscription Agreement, within the time required by the Exchange Act. From and after the issuance of such press release and Current Report on Form 8-K, the Company represents to Subscriber that it shall have publicly disclosed all material, non-public information regarding the Company delivered to Subscriber by or on behalf of the Company, Pubco or any of their respective officers, directors, employees or agents (including the Placement Agent) in connection with the transactions contemplated by this Subscription Agreement and the BCA. Prior to the closing of the Transactions, Subscriber shall not issue any press release or make any similar public statement with respect to the Transactions contemplated thereby without the prior written consent of SPAC and Pubco (such consent not to be unreasonably withheld or delayed). Notwithstanding anything in this Subscription Agreement to the contrary, the Company (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber and (ii) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations, including in connection with the filing of the Form S-4 pursuant to Section 6(a) or a Registration Statement pursuant to Section 6(a), and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of a Stock Exchange, in which case of clause (A) or (B), the Company shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission). To the extent that any such information is publicly disclosed pursuant to the provisions hereunder, the parties agree that no further notice or consent is required for the Company to further disclose such information.

(u)            The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Securities pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, Pubco or any of their respective affiliates or subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or Other Subscriber or other investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement, the Pre-Funded Warrants and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Securities or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

(v)            The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections or Annexes are to Sections or Annexes contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with United States generally accepted accounting principles, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive (i.e., unless context requires otherwise “or” shall be interpreted to mean “and/or” rather than “either/or”).

[Signature pages follow]

IN WITNESS WHEREOF, the Company and Pubco have accepted this Subscription Agreement as of the date first set forth above.

PARATAXIS HOLDINGS LLC

By:
Name:	Edward Chin
Title:	Manager

Address for Notices:

135 W. 50th Street
Suite 200
NY, NY 10020
Attn: Edward Chin
Email: ed@parataxis.io

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, USA
Attn: Meredith Laitner, Esq.
Email: mlaitner@egsllp.com

PARATAXIS HOLDINGS INC.

By:
Name:	Edward Chin
Title:	Chief Executive Officer

Address for Notices:

135 W. 50th Street
Suite 200
NY, NY 10020
Attn: Edward Chin
Email: ed@parataxis.io

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, USA
Attn: Meredith Laitner, Esq.
Email: mlaitner@egsllp.com

IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber:	State/Country of Formation or Domicile:

By:

Name:

Title:

Name in which Securities are to be registered (if different):	Date:

Subscriber’s EIN:

Entity Type (e.g., corporation, partnership, trust, etc.):

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Email for notices:	Email for notices (if different):

Number of Preferred Units subscribed for:

Number of Prefunded Warrants subscribed for:

Aggregate Purchase Price: $

Form of Payment:

$_______ for ______ Preferred Units and Prefunded Warrants